Prospectus Supplement

                              Dated July 27, 2005*

            AXP Strategy Aggressive Fund (May 27, 2005) S-6381-99 R

The Fund's Board of Directors has approved in principle the merger of the Fund into AXP Partners Aggressive Growth Fund, a fund that seeks to provide shareholders with long-term capital growth. Unlike AXP Strategy Aggressive Fund, AXP Partners Aggressive Growth Fund invests primarily in equity securities of medium-sized U.S. companies.

Completion of the merger is subject to a number of conditions, including final approval by the Fund's Directors and approval by shareholders of the Fund. It is currently anticipated that, pending final approval from the Fund's Directors, proxy materials regarding the merger will be distributed to shareholders during the fourth quarter of 2005, and that a meeting of shareholders to consider the merger will be scheduled for the first quarter of 2006. It is anticipated that the Fund will be closed to new investors in the first quarter of 2006.

For more information about AXP Partners Aggressive Growth Fund, please call
(800) 862-7919 for a prospectus.

S-6381-3 A (7/05)

* Valid until next prospectus update.